--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [_]
Filed by party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [_] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[X] Soliciting Material Pursuant
  to Rule 14a-11(c) or Rule 14a-
  12

                            FIRST INTERSTATE BANCORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             WELLS FARGO & COMPANY
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 (2) Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 (4) Proposed maximum aggregate value of transaction:

 (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 (2) Form, Schedule or Registration Statement No.:

 (3) Filing Party:

 (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        Certain members of Wells Fargo's management used the following materials in preparation for and in connection with a slide presentation and accompanying remarks to investors. The presentation was made in New York City at the Met Life Building on the evening of November 6, 1995. Certain prepared remarks of Paul Hazen, CEO of Wells Fargo, are included. The information set forth below was the first slide. The successive pages also represent slides.

                         Wells Fargo National Rankings
--------------------------------------------------------------------------------

#1 -- Auto leasing (among banks)

#1 -- Mutual fund sales to bank customers

#2 -- Number of loans to small business

#2 -- Home equity lender

#2 -- Agricultural Lender

                           WELL FARGO PROFITABILITY
--------------------------------------------------------------------------------
                                              RANKING
                                              -------

Return on Assets:                            #1 of 50
    2.07%                                    largest banks

Return on Equity:                            #1 of 50
     30%                                     largest banks

Creation of                                  Top quartile
shareholder value                            of Fortune 500

Graphic: Depicts above and below water line view of a duck. Above water everything looks quiet, but below the water line the legs are paddling like mad. This graphic is used as an analogy to Wells Fargo's business.






                            [GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

                                How We Earned

                                Our Reputation

--------------------------------------------------------------------------------

                                 Bank Branches

                            per 10,000 Households*



5--                                     BAR GRAPH 3     BAR GRAPH 4

4--                     BAR GRAPH 2

3--     BAR GRAPH 1

2--

1--

0--
     ---------------------------------------------------------------------------
           1960             1970           1980            1990

*Bar graph represents approximate numbers of bank branches per 10,000 households.

 Source: California State Banking Commission
         U.S. Bureau of the Census

Graphic: Title page of Harvard Business Review article "Management Lessons from Airline Deregulation" by Thomas S. Robertson and Scott Ward.

                                   [GRAPHIC]

         Picture of door of Wells Fargo Bank branch with sign reading

                                 "We've Moved
                                      to
                            One Montgomery Street,
                                San Francisco"

                              DEPOSITS PER BRANCH


           1982                                         1990
           ----                                         ----

          $24.8mm                                     $71.5mm




         [GRAPHIC]                                    [GRAPHIC]

Customers who agree their Bank (WFB)
-- "Gives Good Service to Customers"*


  1984          1985         1986        3Q86
  ----          ----         ----        ----
   60%           60%          55%         45%


* Percentages rounded to nearest 5%.

Number of Tellers Prior to Modeling


# Transactions*


                     57 Teller Hours


     130    210    170    220   210   210   210  230   250
  ---   ----   ----   ----   ---   ---   ---  ---   ---   ---
  9AM   10AM   11AM   Noon   1PM   2PM   3PM  4PM   5PM   6PM


* Transactions averaged over period and rounded to nearest multiple of 10.


NOTE: The overlay of the bar graph demonstrates that one hour modeling results in inefficient use of tellers.

Number of Tellers Prior to modeling


# Transactions*



                             [CHART]



                     55 1/2 Teller Hours


   45  80/110  90/75  100/110  110/110  90/90  120/105  100/95  130/140  105
  ---  ------  -----  -------  -------  -----  -------  ------  -------  ---
  9AM   10AM   11AM     Noon     1PM     2PM     3PM     4PM      5PM    6PM

* Transactions averaged over period and rounded to nearest multiple of 5.


Note: The overlay of the bar graph demonstrates that half-hour modeling results in efficient use of tellers.

Graphic of newspaper article including the following text:

                             "Bank robber
                              foiled again,
                              police say

                              Man held in heist try
                              two days after release
                              By JOHN WHITEHAIR
                              Sun Staff Writer

                               SAN BERNARDINO--
                              William Howard Croghan
                              had two days of freedom.
                               Police Detective Steve
                              Barilics said Croghan had
                              intended to rob the nearby
                              Bank of America at Third
                              and D streets but com-
                              plained to police that the
                              teller lines were too long."

         GRAPHIC: Picture of advertisement showing Wells Fargo stage coach and banner reading: "Doors Now Open 9 to 6."

GRAPHIC: Newspaper/magazine advertisement reading:

"SATURDAY JUST GOT LONGER. Wells Fargo is now open 10 to 4 every Saturday.

  Now you have 50% more time to bank on Saturdays. And more freedom to plan your day because we're open till 4 in the afternoon.

  So even if your Saturday morning chores run well past noon, you've still plenty of time to run into Wells Fargo. Open a checking account or IRA. Invest in a CD or do whatever else you'd like inside the bank.

  Weekdays we're open 9 to 6. You can use our ATM's and person-to-person phone service 24 hours a day seven days a week. Wells Fargo comes through with longer hours for Californians."

                                   [GRAPHIC]

                               WELLS FARGO BANK

                 GRAPHIC: Picture of Wells Fargo ATM machine.

GRAPHIC: Picture of newspaper/magazine advertisement:

                                "NEW! 24-HOUR
                               PERSON-TO-PERSON
                              SERVICE WITH EVERY
                               CHECKING ACCOUNT

                            [GRAPHIC APPEARS HERE]

                               ASK US ABOUT IT."

Customers who agree their Bank (WFB)
-- "Gives Good Service to Customers"*



                        [CHART]



  1984    1985   1986  1987   1988   1989  1990  1991  1992
  ----    ----   ----  ----   ----   ----  ----  ----  ----
  60%     60%     55%   50%    50%   60%    65%  65%    65%


* Percentages rounded to the nearest 5%.

                            1982-1990 COST SAVINGS



                                                   1982  1990
                                                   ====  ====

                         Non-Interest Expense
                         ---------------------
                         Core Deposits + Loans     2.7%  1.9%

                            1982-1992 COST SAVINGS


                                           1982      1990
                                           ----      ----
                  Non-Interest Expense
                  --------------------
                  Core Deposits + Loans    2.7%      1.9%


                  --------------------------------------------
                           Cumulative Cost Savings:

                                Over $3 Billion
                  --------------------------------------------

Chart displaying various "Wells Fargo milestones" on approximate dates, as follows:

Centralize Underwriting: 1981
Close/Consolidate Branches: 1982
Crocker-First Mega Merger: 1986
Flex-Scheduled Tellers: 1987
24-Hour Telephone Service: 1988
9-6 Hours: pre-1989
Saturday Hours: pre-1989

                             [CHART APPEARS HERE]

GRAPHIC: Partial reproduction of newspaper article from The New York Times dated November 22, 1995 and entitled "After the Gold Rush: Wells Fargo Bets Heavily on Electronic Banking". Featured Text Reads:

                                 "The question is
                                 whether Wells Fargo
                                 is like a marathon
                                 runner who hasn't
                                 eaten enough
                                 carbohydrates: they
                                 may hit the 25th mile
                                 and start eating into
                                 the muscle."

GRAPHIC: Partial reproduction of newspaper article from The New York Times dated November 22, 1995 and entitled "After the Gold Rush -- Wells Fargo Bets Heavily on Electronic Banking". Featured text reads:


                                 "And some bankers
                                 wonder whether
                                 Wells Fargo is,
                                 in effect, eating
                                 its seed corn."

Topic heading title page with text reading:



                             "Small
                                   Business"

                           A Business is Small If...

--------------------------------------------------------------------------------
                                 The Owner...
                               sole proprietor
                                    partner
                               principal officer
                     ...Is the primary financial decision
                                      maker
--------------------------------------------------------------------------------

                  We Bank the Owner, Rather than the Business

                            Small Business Lending



                            [GRAPHIC APPEARS HERE]



                          1989   1990    1991    1992    1993    1994    1995
                          ----   -----   -----   -----   -----   -----   -----
Total Loan Commitments*:  $750   1,500   2,000   2,500   2,750   3,500   4,750
Ending Outstandings:       500   1,000   1,250   1,500   1,750   2,000   2,500

*Amounts rounded to nearest $250,000,000. Dollar amounts in table in millions.

                                Small Business

                            California Market Share*


                                           1989   1993
                           Checking        ----   ----
                           Accounts         13%    18%


                           Loans             1%     8%

                           *Original accompanied by pie-graphs.

GRAPHIC: Shows graphic representation of cut-outs from newspaper headlines. The feature headlines are as follows:

The Oakland Tribune, May 11, 1993: "Wells Fargo increases small business loans"

The San Diego Union-Tribune, May 11, 1993: "Wells Fargo aiding small firms"

Novato Advance, May 19, 1993: "Wells Fargo commits to Marin small business"

The Sacramento Bee, Tuesday, May 11, 1993: "Wells commits $2 billion to small business in state"

The Fresno Bee, May 13, 1993: "Wells Fargo aims to boost Valley loans"

The Sacramento Bee, May 11, 1993: "Wells Fargo trumpets lending program"

Contra Costa Times, May 11, 1993: "Wells will accelerate its lending to business"

                            [GRAPHIC APPEARS HERE]


GRAPHIC: Entitled "Small Business Segments". This is a bar chart showing the small business segments divided in terms of the present value of the business included in such segment.

GRAPHIC: Entitled "Cost to Acquire Small Business Segments".

                            [GRAPHIC APPEARS HERE]

This is a bar chart showing that small business with comparatively lower present values are more difficult to serve properly with the face to face sales force.

              GRAPHIC: Entitled: "Customer Acquisition Challenge".


                            [GRAPHIC APPEARS HERE]

This is a bar chart showing that (i) the key to profitability in serving small businesses with high present values is increased productivity and (ii) the key to profitability in serving small businesses with low present values is developing better processes for reviewing and granting applications for loans.

                                 Our Thinking

 .  Growing, underserved market

 .  Opportunity in all segments

 .  Our efficiency rankings suggested other banks must be unprofitable

 .  Challenge was to create lower cost channels

 .  Make it work in California, take it national...if...

"GRAPHIC: Displays Wells Fargo's aggressive attitude to redesigning its business sales force.

GRAPHIC: Entitled "And...Create a Direct Channel". This graphic displays various means by which Wells Fargo communicates directly with customers, i.e. phone, mail and computer.

GRAPHIC: This is a reproduction of the cover of the book "The Machine that Changed the World" by James P. Womack, Daniel T. Jones and Daniel Roos.

GRAPHIC: Entitled "Changing the Sales Force". This graphic displays the change in the nature of Wells Fargo's sales force from a force that works primarily in the office to a one that operates primarily from the field.

                            [GRAPHIC APPEARS HERE]

GRAPHIC: Entitled "Time Study Business Account Executive"

This graphic breaks down the typical Business Account Executives split of time between various responsibilities. The breakdown is as follows:

                                                    Service
            Customer       Internal                 Issues
              35%            30%         and          20%

GRAPHIC: Entitled "Lending Process." This graphic depicts the lending process, including the steps of prospecting, selling and underwriting, booking and servicing and renewal.

GRAPHIC: Entitled "Technology Enables New Process." This graphic depicts the ways in which technology enables new lending processes.

GRAPHIC: Entitled "Specialists For Each Activity." This graphic depicts how specialists are utilized at each stage in the lending process.

Better Process in Less Time...

                              New
                              Process     Change
                              -------     ------
Hand-Offs                     1 or 2       (95)%
Sales Force                      200       (67)%
Days to Decision                   1       (75)%

GRAPHIC: Entitled "...And Increases New Loan Originations."

This graphic compares Wells Fargo's new loan origination in the small business sector: $570 million in 1993 to $850 million for year to date 1995, an increase of 49%.

Graphic entitled "Double and Halve" depicting "New Loans" doubling and "Expenses" being cut in half.

Graphic entitled "Business Direct" illustrating that the bank should say "yes" to loans, but not spend extensive time "touching" the customer.

                                Small Lines...

                   ----------------------------------------

                               WFB Business Line

                          . $20,000 Average Line
                          . Unsecured
                          . Revolving
                          . Prime + 3.75% to 8.75%
                          . Renews without Paperwork
                          . Check, Card, Phone Access

                   ----------------------------------------

Graphic of man standing in front of street lined with small businesses and the following text:

        ...To Small Customers

        . Feather Supplier              Napa
        . Furniture Liquidator          Kansas City
        . Childcare Center              Baltimore
        . Auto Repair                   Boston
        . Wholesale Jeweler             Dallas

Graphic with arrows connecting the following words and pictures to show that each action leads to the next.


                             Mass Market Customer

                                  Acquisition*

Target [people]

Solicit [telephone and letter]

Apply [computer printer, letter]

Underwrite Statistically [computer]

Manage Risk Statistically [computer]

*Bracketed text describes drawings that accompany the text in the slide.

Graphics illustrating that loan applicants are "touched" at limited points during the process.

                           Hands Touch Only One Step

Target

Solicit

Apply

Underwrite Statistically

Manage Risk Statistically

Target

Graphic of an arrow spanning the entire United States with the following text:


                        Taking Business Direct National

              7+ Million Pieces of Mail   2+ Million Phone Calls



                      200,000+ Applications 60,000+ Lines

        Graphic of man on a telephone accompanying the following text:


                               Low-Cost Service


                       National Business Banking Center

                                   One Call

                               Service and Sales
                                       ---

                           Creating..."You Know Me!"

                      . Ask about their business
                      . Store and use the information
                      . Learn about their behavior
                      . Store and use the information
                      . Make learning apparent in our contact

                           National Telephone Center
                                 Sales Closed*




                                    [CHART]



2000                                            2000 -- [BAR
                                                         GRAPHIC]





                         1000 -- [BAR
                                  GRAPHIC]


     750 -- [BAR
             GRAPHIC]

   0
    ------------------------------------------------------------
        1st Qtr            2nd Qtr                   3rd Qtr


                     1995 Booked Accounts

* Numbers rounded to the nearest 250.

                          Return on Acquisition Cost




                                                     10X
                                               [BAR GRAPHIC]



                                      5X
                                 [BAR GRAPHIC]

                       2X
                   [BAR GRAPHIC]
                   ----------------------------------------
                     $15 K           $25 K          $50 K

                                Small Business
                         California Loan Market Share


                         1989        1993       1995
                         ----        ----       ----
                          1.%         8%         15%

                           Growth that is Profitable

                     LINE OF BUSINESS RESULTS (estimated)
                     ------------------------------------

                             WELLS FARGO & COMPANY



This is a graphic depicting Wells Fargo's presentation of its line of business results as shown in its Quarterly Report on Form 10-Q for the period ended September 30, 1995.

                           Growth that is Profitable

                                                    Business
                                               Banking Group
                                               -------------

                                              3Q95      3Q94
                                              ----      ----
Net income                                    $ 29      $ 18
                                              ====      ====

Average loans                                 $2.5      $1.9
Average assets                                 3.8       3.1
Average core deposits                          6.4       7.1
Return on equity                                33%       24%

                           Growth that is Profitable

                                                    Business
                                               Banking Group
                                               -------------

                                              3Q95      3Q94
                                              ----      ----
Net interest income                           $ 94      $ 76
Provision for loan losses                        9         7
Noninterest income                              38        31
Noninterest expense                             72        67
                                              ----      ----

Return on equity                                33%       24%

                         To Grow Profits 30% Per Year


 . Strategies can sustain growth for couple more years


 . Working on strategies for longer term growth



                                 "Wells Fargo
                                  Arithmetic"



                                 Profits:  30%

                                 Revenues: 20%

                                 Expenses:  4%

Chart displaying various "Wells Fargo Milestones" on approximate dates, as follows:

Flex-Scheduled Tellers: 1987
24-Hour Telephone Service: 1988
Saturday Hours: pre-1989
9-6 Hours: pre-1989
Redesign Small Business Sales
 Force: 1993
Shorten Underwriting Process: 1993
Create Small Business Direct Channel: mid-1995

--------------------------------------------------------------------------------

                                   Physical

                                 Distribution

--------------------------------------------------------------------------------

                   Coffee Consumption by Age Group

                               (% who drink coffee)
                            --------------------------
                 Age        1972       1982       1992
                ------      ----       ----       ----
                25-34:       49%        35%        27%
                35-44:       58%        46%        37%
                45-54:       63%        54%        43%

                Source: McKinsey Consumer Practice

                                The Starbucks Story


                             Sales Growth in Millions*

                       1988    1989    1990    1991    1992  1993
                       ----    ----    ----    ----    ----  ----
                        $10     $20     $30     $50    $ 90  $150


                            [LOGO of Starbucks Coffee]

                     *Rounded to the nearest ten million.

                       GRAPHIC: Picture of a coffee shop

                  GRAPHIC: Picture of a Starbucks coffee shop

                   GRAPHIC: Picture of a Taco Bell restaurant

              GRAPHIC: Picture of a Taco Bell Express restaurant

                             Customer Perspective:

                          There is no inherent value
                             in visiting a branch.

                             Customer Perspective:

                          There is no inherent value
                             in visiting a branch.

                               The best location
                                 is somewhere
                              I'm already going.

                          Increasing Staffed Outlets



                                  [BAR CHART]



                     615            985             1,075
                     ---            ---             -----
                   Nov 1994       Dec 1995        Dec 1996

                        Deploying New Types of Outlets

Percent of Outlets
------------------
     YE 1994:                               YE 1996:

Banking Centers - 2%                Banking Centers - 49%
In-Store Branches - 4%               In-Store Branches - 23%
Traditional - 94%                    Traditional - 28%

              [Film clip shown at this point in the presentation.]

                             Economic Implications


 .  Increase acquisition
   rate of new households

                         Household Acquisition Varies
                               By Type of Outlet

                       Checking Households Acquired/FTE
                             @Established Outlets



                                  [BAR CHART]


                        7.2          10.3          17.4
                        ---          ----          ----
                    Traditional    In-Store    Banking Centers

                    Implications of Changing FTE Mix


                                   % FTE by Type of Outlet
                                  ------------------------
                                  1995      1996      1997
                                  ----      ----      ----

                Traditional        92%       74%       58%

                In-Store           5         15        25

                Banking Centers    3         11        17

                Acquisition
                Capacity
                (1995=100)         100       114       128

                          Economic Implications


                        . Increase acquisition
                          rate of new households

                        . Lower overall
                          distribution costs

                        Physical Outlet Cost Comparison


                                                     Supermarket
                              Traditional  In-Store     Center
                              -----------  --------  -----------
                One-Time
                Opening
                Costs           $1.2 MM      $250 K      $65 K

                FTE Staff       11.7          6.1        1.8

                Annual
                Operating
                Costs           $880 K       $530 K      $150 K

                                What Additional
                                Convenience Can
                               Customers Get for
                            5 Traditional Branches?

                            5 Traditional Branches =

                              8 In-Store Branches

                                      OR

                              28 Banking Centers

                           5 Traditional Branches =

                              4 In-Store Branches

                                       +

                               8 Banking Centers

                                       +

                             $1MM in Cost Savings

Retail Physical Distribution Costs


Total Distribution Costs


   [BAR CHART]

$650 MM    $539 MM
-------   ---------
 1995     1997/1998

Down approximately 20% from 1995 to 1997/1998.

Retail Physical Distribution Costs


    Total Distribution                           Cost per
         Costs                                  Household

      [BAR CHARTS]                           [BAR CHARTS]


  $650 MM      $539 MM                      $224      $169
  -------     ---------                     ----    ---------
   1995       1997/1998                     1995    1997/1998

  Down approximately 20% from               Down approximately 25% from
  1995 to 1997/1998.                        1995 to 1997/1998.

GRAPHIC: Map of Wells Fargo bank locations in Sacramento as of December 1993.

GRAPHIC: Map of Wells Fargo bank locations in Sacramento as of January 1996.

                                  Sacramento

                                     5% of

                                 Customer Base

GRAPHIC: Wells Fargo bank locations in San Diego (South) as of December 1994.

GRAPHIC: Wells Fargo bank locations in San Diego (South) as of October 1995.

                              Supermarket Channel


                                       Number               Bank
    Chain                             of Stores            Partner
    -----                             ---------          -----------

    Ralph's                              425             Wells Fargo
    (Alpha Beta, Bell, Food 4 Less)
    Lucky                                423             Bank of America
    Vons                                 345             Wells Fargo
    Safeway                              237             Wells Fargo
    Albertsons                           175             Wells Fargo

--------------------------------------------------------------------------------

                    Top 5 = 80% market share in California

--------------------------------------------------------------------------------

Chart displaying various "Wells Fargo Milestones" on approximate dates, as follows:

Redesign Small Business Sales Force:  early 1993
Shorten Underwriting Process:  early 1993
Supermarket Centers:  mid-1994
Double Number of Outlets:  mid-1995

WELLS FARGO                                        By Phone

                                                    By ATM

                                                  By Computer

                     [GRAPHIC]

--------------------------------------------------------------------------------

                              Channel Preferences

--------------------------------------------------------------------------------

                    Strongly prefer 24-hour access to bank


                                  [BAR CHART]



                  82%          64%          40%          27%
                ------       ------       -------      -------
AGE:            18-34        35-49        50-64          65+


Source: Synergistics

--------------------------------------------------------------------------------

                        Percentage of Americans Having
                          Salaries Directly Deposited

--------------------------------------------------------------------------------


                                  [BAR CHART]


            4%    6%    7%   10%   15%    20%    25%    35%    42%
           ----  ----  ----  ----  ----   ----   ----   ----   ----
           1986  1987  1988  1989  1990   1991   1992   1993   1994


Source: Montgomery Securities, NACHA

--------------------------------------------------------------------------------

                            Wells Fargo's Response

--------------------------------------------------------------------------------

 .  Provide customers with choices

 .  Optimize every customer contact

 .  Facilitate electronic payments

--------------------------------------------------------------------------------

                              Telephone Strategy

--------------------------------------------------------------------------------

 .  Give customers true alternatives to a branch

 .  Create opportunity through technology

 .  Turn service strength into sales

Photo of woman on telephone with the following language:

--------------------------------------------------------------------------------

                             With Only One Call...

--------------------------------------------------------------------------------

 .  Open new accounts

 .  Pay bills

 .  Buy travelers cheques

 .  Order foreign currency

 .  Trade securities and mutual funds

                                  [BAR GRAPH]

--------------------------------------------------------------------------------

                                 Service Costs

--------------------------------------------------------------------------------


                     $10.00          $2.50          $0.40
                    --------        -------        -------
                     Branch          Phone          Phone
                                    (Agent)         (ARU)

                   ----------------------------------------

                            Potential Cost Savings

                   ----------------------------------------


                       2 million service requests moved
                       from branch to telephone:

                           Agent saves $15 million

                           ARU saves $19 million

                   ----------------------------------------

                                 Smart Selling

                   ----------------------------------------




                   ----------------------------------------

                                   Customer

                   ----------------------------------------

                   ----------------------------------------

                                 Smart Selling

                   ----------------------------------------




                                       Customer
                   Customer [ARROW] --   Data
                                       Warehouse

                   ----------------------------------------

                                 Smart Selling

                   ----------------------------------------




                               Customer                  Decision
            Customer [ARROW] --  Data          [ARROW] -- Models
                               arehouse

                   ----------------------------------------

                                 Smart Selling

                   ----------------------------------------




                             Customer          Decision           Deliver
           Customer [ARROW] -- Data  [ARROW] -- Models  [ARROW] -- Right
                             Warehouse                             Offer

                   ----------------------------------------

                                 Smart Selling

                   ----------------------------------------

                        -------------                                     ------------
------------               Deliver                                          Customer
  Decision                  Right                 ------------               Data
   Models    [ARROW] --     Offer     [ARROW] --    Customer   [ARROW] --  Warehouse   [with ARROW leading back to Decision Models]
------------            ------------              ------------            ------------

A video clip was shown at this point in the presentation.

GRAPHIC: Four photos of objects and people demonstrating "Smart Selling." Photos are of (clockwise, from upper left-hand corner) a woman on a telephone, a computer, a businessman, and a Wells Fargo automated teller machine. The words "Smart Selling" are located in the center of the graphics.

[GRAPHIC]                                                      [GRAPHIC]

--------------------------------------------------------------------------------
                                 Smart Selling
--------------------------------------------------------------------------------

[GRAPHIC]                                                      [GRAPHIC]

                                  [BAR CHART]

--------------------------------------------------------------------------------

                          Relative Acquisition Costs*

--------------------------------------------------------------------------------


       100%               60%                 85%                15%
  -----------------   -------------    -----------------    -------------
         Branch          Branch            Telephone          Telephone
  Not pre-qualified   Pre-qualified    Not pre-qualified    Pre-qualified

* Percentages rounded to nearest 5%.

Bar chart entitled "Smart Selling Results" depicting number of customers resulting from "Smart Selling" for each quarter of 1995. The results depicted are 18,000 for the first quarter, 45,000 for the second quarter, 62,000 for the third quarter, and 65,000 (estimated) for the fourth quarter.

--------------------------------------------------------------------------------

                              Technology At Work

--------------------------------------------------------------------------------

 . Reduced cost of customer service

 . Increased sales

 . Lowered sales costs

 . Provided better customer
  experience

--------------------------------------------------------------------------------

                               On-Line Customers
                                  (in 000's)*

--------------------------------------------------------------------------------


                                    [CHART]


               0       5       10      15      20      20      20
              ----    ----    ----    ----    ----    ----    ----
              Dec     Dec     Dec     Dec     Dec     Dec     Dec
              1988    1989    1990    1991    1992    1993    1994



* Annual data rounded to nearest multiple of 5000.

--------------------------------------------------------------------------------

                            Grew On-Line Customers
                                 By Over 160%

--------------------------------------------------------------------------------


                                    [CHART]


(Customers in 000's)*



        Launched Internet Account Access -- May 1995


  20    20    20     20    20    20    25    30    35    40    45    50    55
 ----  ----  ----   ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
 Dec                March             June              Sept              Dec
 1994               1995              1995              1995              1995



* Monthly data rounded to nearest multiple of 5000.

Graphic depicting Wells Fargo's World Wide Web Home page on November 28, 1995.

Graphic depicting Wells Fargo's ON-LINE Banking computer screen for a line of credit account.

--------------------------------------------------------------------------------

                              Wells Fargo Firsts

--------------------------------------------------------------------------------

[LOGO]VIRTUAL VINEYARDS         [LOGO]NETSCAPE
        FOOD & WINE


[LOGO] CyberCash                [LOGO] MONDEX



[LOGO] http://wells fargo.com

A video was shown at this point in this presentation.

                            Wells Fargo Milestones

                                --------------

                                Develop Direct
                                 Distribution
                                  Channels

                                --------------


===================+===================+===================+===================+
                  1995                                   2000

Graphic showing developments to occur from the beginning of 1995 into the future.

Graphic showing where we are on the First Interstate Bancorp exchange offer in late 1995.

--------------------------------------------------------------------------------

                            "What is the difference

                              between 'in-market'

                              and 'out-of-market'

                                expense cuts?"

--------------------------------------------------------------------------------

First Interstate NIE has Significant Overlap
with Wells Fargo
--------------------------------------------------------------------------------

                             FIB NIE Proximity
                              to Wells Fargo
                        -------------------------
                        . In-Market     $1,002 MM

                  $1,002*

Annual FIB NIE by State
based on June, 1995
Call Reports and Y-9 data

*Dollar amount shown inside an outline of the State of California.

First Interstate NIE has Significant Overlap
with Wells Fargo
--------------------------------------------------------------------------------

                             FIB NIE Proximity
                              to Wells Fargo
                        -------------------------
                        . In-Market     $1,002 MM

                        . Contiguous    $  668

Annual FIB NIE by State
based on June, 1995
Call Reports and Y-9 data

Dollar figures are shown inside outlines of corresponding States. (Oregon ($259), Nevada ($119), California (1,002), Arizona ($209)).

                                  [BAR CHART]

Cost Savings by Proximity
================================================================================



                       55%+          20%+          10%+
                   ---------     ----------   -------------
                   In-Market     Contiguous   Out-of-Market

                 First Interstate NIE Proximity to Wells Fargo
                 =============================================


                                              Implied
                               NIE           Cost Saves
                            ---------        ----------
In-Market                   $1,002 MM        $550+ MM

Contiguous                     668            135+

Out-of-Market                  541             55+
                            ------            ------

   Total                    $2,211 MM        $740+ MM

                 First Interstate NIE Proximity to First Bank
                 ============================================


                                              Implied
                               NIE           Cost Saves
                           ----------        ----------
In-Market                  $   65 MM         $ 36+ MM

Contiguous                     71              14+

Out-of-Market               2,075             208+
                           ------            ------

   Total                   $2,211 MM         $258+ MM

-------------------------------------------------------------------------------
                             "Why isn't your only

                                cost advantage

                             branch consolidation

                                in California?"
-------------------------------------------------------------------------------

Bar graph showing the number of total staffed outlets Wells Fargo had each year between 1994 and 1996 and number of total staffed outlets for First Interstate. Graph breaks down outlets as being either banking centers, supermarket branches, or traditional branches. Wells Fargo had 615 staff outlets in November 1994, 985 in December 1995, and 1075 in December 1996. First Interstate had 431 staffed outlets, all of which were traditional branches.

                   Significant Non-Branch In-Market Savings
                   ========================================

 .  Cash and Paper Handling                  .  Corporate Communications

 .  Middle Market                            .  Occupancy

 .  Private Banking/Trust                    .  Backoffice Operations

 .  Real Estate                              .  Staff/Management

 .  Advertising                              .  Systems/Network Support

                       Wells Fargo Middle Market Lending
                       =================================

 .  $9.1B in loans; roughly doubles with FIB

 .  1,231 FTE:  300 Customer Contact (in RCBOs)
               803 Centralized Backoffice
               123 Admin/Staff

With FIB:
--------
 .  54% FTE increase -- Double Customer Contact

 .  41% NIE increase

                   Wells Fargo Trust / Investment Management
================================================================================

 . Proven Economics of Scale:    Pre-Crocker     Current
                                ===========     =======
     FTE                           600           832
     Managed Assets                $ 5B          $32B
     NIBT                          $17MM         $65MM

 . 832 FTE: 244 Customer Contact
           514 Centralized Backoffice
            74 Admin/Staff

With FIB:
=========
 . 72% increase in Managed Assets

 . 44% NIE increase (Customer Contact up in proportion to assets)

                      Wells Fargo Commercial Real Estate
================================================================================

 . $6.3B in loans; FIB adds $4B

 . 500 FTE: 128 Customer Contact

           336 Backoffice

            36 Admin/Staff


With FIB:
=========

 . 18% NIE increase (mostly Customer Contact)

Summary: Post-Merger
================================================================================

                        . Middle Market Lending:

                          -- Portfolio roughly doubles

                          -- NIE increase of 41%


                        . Trust/Investment Management:

                          -- Managed assets up 72%

                          -- NIE increase of 44%


                        . Commercial Real Estate:

                          -- Loans increase 63%

                          -- NIE increase of 18%

The Crocker Experience

================================================================================

$146MM /         60% Cut of                     55% Cut of
 Month          Crocker NIE       26,000        Crocker FTE
---------                        ---------

                  $110MM /
                   Month            Pre-         19,400
  Pre-          -----------        Merger       ---------
 Merger                             FTE
Operating          Post-                           Post-
 Expense*          Merger                         Merger
                 (18 months                        FTE
                    later
---------       -----------      ---------      ---------

* Wells Fargo & Crocker pre-merger operating expenses adjusted for 4% annual inflation and BofA Trust acquisition.

--------------------------------------------------------------------------------

                              "If you close

                             so many branches,

                              why won't you

                             lose the revenues?"

--------------------------------------------------------------------------------

The Crocker Experience
================================================================================


                                    [CHART]



Total Branches

                                                 -----------------
                                                 Closed 57% of
                                                 Crocker branches
                                                 -----------------


      621       619      568      513      458      449      442      439
     ----      ----     ----     ----     ----     ----     ----     ----
     1Q86      2Q86     3Q86     4Q86     1Q87     2Q87     3Q87     4Q87
 (Pre-Merger)                                                    (18 Months
                                                                 Post-Merger)

Deposit and Revenue Growth
After 57% Branch Consolidation

================================================================================



        Deposits (LESS THAN) $100K                   Revenues / Assets

     -------------------------------          ------------------------------

            Pre-Merger   $26.6B                        Pre-Merger  5.3%

          1 Year Later    27.4                       1 Year Later  5.3

     1 1/2 Years Later    27.4                  1 1/2 Years Later  5.3

         2 Years Later    27.6                      2 Years Later  5.7

     2 1/2 Years Later    28.9                  2 1/2 Years Later  6.0

     -------------------------------          ------------------------------

Bar graph showing the number total staffed outlets Wells Fargo had each year between 1994 and 1996. The graph breaks down outlets as being either banking centers, supermarket branches, or traditional branches. Wells Fargo had 615 staffed outlets in November 1994, 985 in December 1995, and 1,075 in December 1996.

--------------------------------------------------------------------------------
                             "Where's the growth?"
--------------------------------------------------------------------------------

Total Revenues* 3Q95 vs. 2Q95
================================================================================


                                    [CHART]



    10% per annum              First Bank               First Interstate
0% -----------------------------------------------------------------------------
    Wells Fargo             (4)% per annum              (2)% per annum


*Excludes securities gains and non-recurring items.

A Revenue Comparison
3Q95 -- Percent of Average Assets
=================================

                              Wells      First      First
                              Fargo      Bank     Interstate
                              -----      -----    ----------

Net Interest Income            5.29%      4.40%      4.64%

Noninterest Income             2.66       2.28       2.05
------------------            -------     ------     ------
Total Revenue                  7.95       6.68       6.69
                                 *           * $(5) MM * *
                                 *           * * * * * * *
                                 *        $690 MM        *
                                 * * * * * * * * * * * * *

--------------------------------------------------------------------------------
                              "Why is your deal

                              worth at least $20

                               per share more?"
--------------------------------------------------------------------------------

A Simple View of the Acquisition
Based on 1995 EPS Estimates
===================================================================

                                First Bank       Wells Fargo
                               ------------     -------------
Expense Cuts for
No Dilution                     $140 MM          $100 MM

Remaining NIE cuts              $360 MM          $800 MM

EPS Pick-up from
remaining NIE cuts              $0.66 / 15%      $4.67 / 29%

Resulting Share Price
(8x multiple)                   $ 56             $251

Implied FIB Share Price         $146             $167

                             ------------------------------
                             Difference = $21 per FIB share
                             ------------------------------

--------------------------------------------------------------------------------


                              "Everbody else has
                               an EPS estimate
                                   for 1996,
                                what is yours?"


--------------------------------------------------------------------------------

The Outlook
================================================================================

                             . Net Interest Income

                             . Noninterest Income

                             . Noninterest Expense

                             . Pretax, Pre-provision

Net Interest Income:

        Trends in Net Interest Income in 1996 will be primarily determined by loan growth replacing lower yielding securities. We anticipate about $1 billion per quarter of loan growth (primarily in small business, middle market and consumer portfolios) with about $600 MM per quarter of securities runoff. Deposit growth will be relatively modest. Based on these trends, and assuming no major adjustment of deposit rates, we would expect net interest income growth of a bit less than 5% year over year.

Non-Interest Income:

        1996 will be another year of good growth in Non-Interest Income across a number of our business groups, reflecting further results from some of our growth initiatives. We would expect Non-Interest Income growth in 1996 in the 12% range, not including any gain from the sale of Wells Fargo-Nikko Investment Advisers.

Non-Interest Expense:

        Non-Interest Expense will be up in 1996 a couple of percent as we continue to fund a number of our growth initiatives. On a normalized basis the increase would be greater because of FDIC premium reductions.

Pre-Tax, Pre-Provision:

        Putting these trends together we would expect Pre-Tax, Pre-Provision growth in 1996 in the 12% range.

        We will continue to use retained earnings net of dividends to repurchase shares and would anticipate average shares for the year to be less than 45 MM.

                             ---------------------

The foregoing projections are based upon several estimates and assumptions that, while presented with some numerical specificity and considered reasonable by Wells Fargo (the "Company"), are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company, and upon assumptions with respect to future business decisions that are subject to change. In particular, the estimates are dependent on no significant deterioration in 1996 from economic conditions prevailing in 1995, especially in the Company's market areas. Although the projections reflect the best estimates by the Company for which the Company believes it had a reasonable basis as of the time of the preparation thereof, they are only estimates, and actual results may vary from the projections.

The foregoing projections should be read together with the information contained in the Consolidated Financial Statements of the Company and the related notes incorporated by reference into the Wells Fargo exchange offer prospectus.

--------------------------------------------------------------------------------


                                "How would you
                            summarize all of this?"


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              "Wells' proposal is clearly
                               a great deal for their
                               shareholders."

                               -- Rick Zona
                                  CFO, First Bank System

--------------------------------------------------------------------------------

Graphic depicting Wells Fargo & Co. stock price over the time period between January 1, 1983 and December 1, 1995 and the resulting percentage return to shareholder compared to S&P 500 for the same time period.

                                 Wells Fargo's

                           Management Shareholdings

================================================================================

                                      Current Market Value
                                        of Shares Held
                                        as of 11/30/95

                                      ====================

          Five most highly                $61 Million
          compensated
          members of
          management

Paul Hazen comments
-------------------

Thank you all for coming

As most all of you know, in the last 2 years we haven't appeared frequently on the speaking circuits.

  . We've broken that pattern today in order to reintroduce ourselves to many of you who don't know us well.

  . Recently we've been characterized as merely "financial engineers and cost cutters."

  . Although we'll gladly accept the second label, we'd like to add a few we've also earned.

It hasn't been our style to talk about our national rankings much.

BUT, we do happen to lead our industry in many ways.  (Slide)

Here's a partial list, and I'll just point out a few of my favorites, such as:

  .  #1 nationally, in sale of mutual funds to bank customers

  .  #1 among banks in auto leasing

  .  #2 nationally in the number of small business loans underwritten by banks

  .  #2 largest home equity lender nationally

However, the 2 rankings that probably have the most significance to us, personally, are that...(Slide)

  . As of the third quarter, we were the most profitable of the 50 largest banks in the country by virtue of our

       2.07% Return on Assets, and

       30% Return on Equity

  . And lastly, for the 10 years ended 1994 we rank in the top quartile among all Fortune 500 companies in creation of shareholder value.

What have we done to produce these kinds of results?

For the last decade, the answer is that we have stuck to a few simple guidelines in running our company.

Briefly, we believe you have to:

  .  Run it like you own it:

     We not only expect our managers to act like owners, we want them to BE owners.

     We even set guidelines for the amount our SVPs and executive officers should hold.

  . Know the numbers: We expect managers to know the economic dynamics of their businesses.

  . Know your customer: If you don't know your customers and how to profitably keep them satisfied, you're out of business.

  . Develop good people: Simplest measure of how well we've done this is to look at our alumni clubs of financial company CEOs, here and abroad.

  .  Control expenses:  But you already know we emphasize this.

I won't devote any more time than that to our approach, but if you're interested, I recommend our 1994 annual report to you. I spent a fair amount of time describing our philosophy there.

As for how we produced those 3rd quarter results, (Slide)

I'll just say that for the last 2 years I have characterized Wells Fargo recently like a duck swimming along in the water --everything looks quiet on the surface, but below the water, the legs are paddling like mad.

  .  Since 1994 we've been paddling' like mad in many of our businesses.

  . But not just cutting cost. We spent $175 million to fund initiatives to build businesses in new markets and develop new products and delivery systems.

This is what we've labeled our "investment initiatives."

Without that discretionary investment spending, our efficiency ratio this year would have been...3 percentage points lower than it is today.

3rd quarter was when some of the progress we've made on these initiatives started to pay off.

     . And, it's because of this progress that we have a lot of confidence in what we can do with the First Interstate franchise.

Today, Rod will give you an update on our way of thinking about our merger offer.

But, before he does that, we thought it would be useful

to have you hear and see some of what has made us feel

so positive about the outlook for the Wells Fargo franchise.

We could have brought any number of different line managers for you to meet today.

  . We decided to bring the manager of one business in which we've actually been investing for 5 years--one in which we're seeing revenue growth.

  . We've also brought a member of our team who is responsible for developing some of the ways we see as important to development of future income streams.

But, to fully set the stage, I've asked our president, Bill Zuendt to talk about why and how we earned our reputation as a cost cutter.

     . He probably did the most to help us earn that reputation because of how he managed the redesign of our most expensive distribution system, our branch system in California.



Paul Hazen conclusion:
----------------------

Rod has answered many of the questions we've received about our First Interstate proposal.

  We've also brought copies of our exchange offer for you.
  Pages 14 - 23 will probably answer many more of your questions.
  We'll get to the ones you have today in a minute.

  Before we do, I'd like to summarize briefly.

  Through Terri's presentation, we wanted you to see that
  we approach our businesses differently from most banks you meet.
  ------------------------------------------------------

     We actually do get much higher efficiency levels with no decline in customer satisfaction.

  Dudley's description of what we are learning about direct distribution demonstrated that not only do we think about the future,
     --------------------------------------
     we are consciously investing R & D dollars
     ------------------------------------------
     to prepare for it.
     -----------------

  Finally, our physical distribution strategy -- what Bill laid out for you -- is the thinking that makes us so confident in our bid for First Interstate.

  There are two additional points I want to leave you with today:

  .  We've got a great franchise, AND
     a management team that is savvy and adaptable enough to take it forward, no matter what may be in store for us.

     In other words:  I'M CONFIDENT ABOUT WELLS FARGO'S FUTURE.

  . Second, we have a track record of doing what's right for our shareholders, (Slide)
     Here's both our stock price since 1982 and the total return we produce for shareholders.

       My point is:
       We didn't just start running our business like we own it.
                 ----------
       It's been a part of our culture for over a decade.


       And it's part of our culture because
       we ARE owners.  (Slide)

     THE TOP 5 MEMBERS OF OUR MANAGEMENT TEAM,
     THE ONES WE NAME IN THE PROXY, AS OF 11/30/95
     HELD SHARES OF WELLS FARGO STOCK (NOT INCLUDING OPTIONS) WORTH $61 MILLION [@ $216.875].

     I account for over 194,000 shares myself.

So you can see, we definitely plan to keep doing what's right for our shareholders, including those First Interstate shareholders among you, when you accept our offer.

I'd be happy to take your questions now.

        SHARES OF FIRST INTERSTATE COMMON STOCK HELD BY WELLS FARGO, ITS
           DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES AND OTHER REPRESENTATIVES OF WELLS FARGO WHO MAY ALSO SOLICIT PROXIES, AND CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND
                                FIRST INTERSTATE

          Wells Fargo may solicit proxies against the First Interstate/First Bank System merger. The participants in this solicitation may include Wells Fargo, the directors of Wells Fargo (H. Jesee Arnelle, William R. Breuner, William S. Davila, Rayburn S. Dezember, Paul Hazen, Robert K. Jaedicke, Ellen M. Newman, Philip J. Quigley, Carl E. Reichardt, Donald B. Rice, Susan G. Swenson, Chang-Lin Tien, John A. Young and William F. Zuendt), and the following executive officers and employees of Wells Fargo: Michael J. Gillfillan (Vice Chairman), Charles M. Johnson (Vice Chairman), Clyde W. Ostler (Vice Chairman), Rodney L. Jacobs (Vice Chairman and Chief Financial Officer), Leslie L. Altick (Executive Vice President and Director of Corporate Communications), Patricia R. Callahan (Executive Vice President and Personnel Director), Frank A. Moeslein (Executive Vice President and Controller), Guy Rounsaville, Jr. (Executive Vice President, Chief Counsel and Secretary), Ross J. Kari (Executive Vice President and General Auditor) and Eric D. Shand (Executive Vice President and Chief Loan Examiner).

          As of November 20, 1995, Wells Fargo owned beneficially 100 shares of First Interstate Common Stock. Additionally, as of October 20, 1995, Wells Fargo held 1,961,095 shares of First Interstate Common Stock (or approximately 2.6% of the outstanding shares) in a fiduciary capacity. Wells Fargo disclaims beneficial ownership of the shares owned in such fiduciary capacity and any other shares held by any pension plan of Wells Fargo or any affiliates of Wells Fargo.

          Philip J. Quigley beneficially owns 500 shares of First Interstate Common Stock through the Philip J. Quigley Trust.

          As of November 1, 1995, Rayburn S. Dezember had outstanding a loan from First Interstate in a principal amount of $365,000.

          As the Chancellor of the University of California, Berkeley, Chang-Lin Tien is an officer of the Regents of the University of California (the "Regents"), the legal entity which encompasses the University of California.
The Regents' business relationships with First Interstate Bank of California ("FICAL"), a subsidiary of First Interstate, include: (i) FICAL's acting as trustee under $1.9 billion in debt issued by the Regents (for which the Regents paid FICAL $231,800 in trustee fees from the period from January 1, 1994, through September 30, 1995), (ii) FICAL's acting as lender of certain construction and other loans made to the Regents (for which there was $122 million outstanding as of September 30, 1995), and (iii) the maintenance of two deposit accounts with FICAL (for which the Regents incurred $671,000 in service fees and other charges from January 1, 1994, through September 30, 1995).

          Although CS First Boston Corporation and Montgomery Securities, financial advisors to Wells Fargo, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in
Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities Exchange Commission, or that such Schedule 14A requires the disclosure of certain information concerning CS First Boston Corporation and Montgomery Securities, they may assist Wells Fargo in such a solicitation. Each of CS First Boston Corporation and Montgomery Securities engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their businesses, CS First Boston Corporation and Montgomery Securities may trade securities of First Interstate for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of December 1, 1995, CS First Boston held a net long position of approximately 5,893 shares of First Interstate Common Stock, and Montgomery Securities held no shares of First Interstate Common Stock.

          Except as disclosed above, to the knowledge of Wells Fargo, none of Wells Fargo, the directors or executive officers of Wells Fargo or the employees or other representatives of Wells Fargo named above has any interest direct or indirect, by security holdings or otherwise, in First Interstate.

                                     # # #